UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 252-9333

Sustainable Opportunities Acquisition Corp.

1601 Bryan Street, Suite 4141
Dallas, Texas 75201
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 15, 2021, TMC the metals company Inc., a company existing under the laws of British Columbia (f/k/a Sustainable Opportunities Acquisition Corp.) (the “Company”, and prior to the Business Combination, “SOAC”), filed a Current Report on Form 8-K (the “Original Report”) to report the consummation of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 3.01, 5.03, 7.01 and 8.01 of Form 8-K.

       Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Closing, SOAC’s units, Class A ordinary shares and public warrants ceased trading on the New York Stock Exchange (the “NYSE”) and the TMC Common Shares and public warrants to purchase TMC Common Shares (the “Public Warrants”) commenced trading on the Nasdaq under the symbols “TMC” and “TMCWW,” respectively, on September 10, 2021. In connection with the transfer of listing, on September 9, 2021, the SOAC filed a Form 25 with the SEC to voluntarily delist the SOAC units, Class A ordinary shares and the public warrants from the NYSE.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of the Original Report is incorporated in this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On September 9, 2021, the Company issued a press release regarding the Closing. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.4) shall not be deemed to be “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

In connection with the Business Combination, holders of 27,278,657 shares of SOAC’s Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of approximately $272,860,460.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
2.1†	Business Combination Agreement, dated as of March 4, 2021, by and among Sustainable Opportunities Acquisition Corp., 1291924 B.C. Unlimited Liability Company and DeepGreen Metals Inc.		Form 8-K (Exhibit 2.1)	3/4/2021	001-39281
3.1	Notice of Articles of TMC the metals company Inc.	X
3.2	Articles of TMC the metals company Inc.	X
4.1	TMC the metals company Inc. Common Share Certificate	X
4.2	Warrant Agreement between Continental Stock Transfer & Trust Company and Sustainable Opportunities Acquisition Corp., dated May 8, 2020		Form 8-K (Exhibit 4.1)	5/8/2021	001-39281
10.1	Form of PIPE Investor Subscription Agreement for institutional investors, by and between Sustainable Opportunities Acquisition Corp. and the subscriber parties thereto		Form S-4/A (Exhibit 10.1)	8/5/2021	333-255118
10.2	Form of PIPE Investor Subscription Agreement for accredited investors, by and between Sustainable Opportunities Acquisition Corp. and the subscriber parties thereto		Form S-4/A (Exhibit 10.2)	8/5/2021	333-255118
10.3	Form of Transaction Support Agreement by and between Sustainable Opportunities Acquisition Corp. and certain DeepGreen securityholders		Form S-4/A (Exhibit 10.3)	8/5/2021	333-255118
10.4††	Sponsor Letter Agreement, dated as of March 4, 2021, by and among Sustainable Opportunities Holdings LLC, certain other holders set forth on Schedule I thereto, Sustainable Opportunities Acquisition Corp. and DeepGreen Metals Inc.		Form S-4/A (Exhibit 10.4)	8/5/2021	333-255118
10.5	Amended and Restated Registration Rights Agreement, by and between Sustainable Opportunities Acquisition Corp., Sustainable Opportunities Holdings LLC, the parties listed under Sponsor Group Holders on the signature page(s) thereto and the parties listed under DeepGreen Holders on the signature page(s) thereto		Form S-4/A (Exhibit 10.5)	8/5/2021	333-255118
10.6†	Strategic Alliance Agreement, dated as of March 29, 2019, by and between DeepGreen Metals Inc. and Allseas Group S.A.		Form S-4/A (Exhibit 10.7)	8/5/2021	333-255118
10.7†	Pilot Mining Test Agreement dated as of July 8, 2019, by and between DeepGreen Metals Inc. and Allseas Group S.A.		Form S-4/A (Exhibit 10.8)	8/5/2021	333-255118
10.8†	Third Amendment to Pilot Mining Test Agreement and First Amendment to Strategic Alliance Agreement, dated as of March 4, 2021, by and between DeepGreen Metals Inc. and Allseas Group S.A.		Form S-4/A (Exhibit 10.9)	8/5/2021	333-255118
10.9	Investment and Participation Agreement, dated as of March 15, 2017, by and among DeepGreen Metals Inc., Maersk Supply Service NS, and Maersk Supply Service Subsea UK Limited		Form S-4/A (Exhibit 10.10)	8/5/2021	333-255118
10.10	Project Management Framework Agreement, dated as of April 6, 2018, by and among Nauru Ocean Resources Inc. and Maersk Supply Service Integrated Solutions A/S		Form S-4/A (Exhibit 10.11)	8/5/2021	333-255118
10.11	Letter Agreement, dated as of March 3, 2021, by and among DeepGreen Metals Inc., Maersk Supply Service NS, and Maersk Supply Service Subsea UK Limited		Form S-4/A (Exhibit 10.12)	8/5/2021	333-255118
10.12†	Sponsorship Agreement, dated as of March 8, 2008, by and between the Kingdom of Tonga and Tonga Offshore Mining Limited		Form S-4/A (Exhibit 10.13)	8/5/2021	333-255118
10.13†	Sponsorship Agreement, dated as of June 5, 2017, by and among the Republic of Nauru, the Nauru Seabed Minerals Authority, and Nauru Ocean Resources Inc.		Form S-4/A (Exhibit 10.14)	8/5/2021	333-255118

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.14	ISA Contract for Exploration (Republic of Nauru) dated as of July 22, 2011		Form S-4/A (Exhibit 10.15)	8/5/2021	333-255118
10.15	ISA Contract for Exploration (Kingdom of Tonga) dated as of January 11, 2012.		Form S-4/A (Exhibit 10.16)	8/5/2021	333-255118
10.16	Fourth Amendment to Pilot Mining Test Agreement and Second Amendment to Strategic Alliance Agreement, dated as of June 30, 2021, by and between DeepGreen Metals Inc. and Allseas Group S.A.		Form S-4/A (Exhibit 10.23)	8/5/2021	333-255118
10.17	Certificate of the Sponsorship signed by the Government of Nauru on April 11, 2011.		Form S-4/A (Exhibit 10.24)	8/5/2021	333-255118
10.18+	Form of Indemnity Agreement	X
10.19+	Nonemployee Director Compensation Policy	X
10.20+	Employment Agreement, dated January 1, 2018, by and between DeepGreen Metals Inc. and Gerard Barron		Form S-4/A (Exhibit 10.17)	8/5/2021	333-255118
10.21+	Employment Agreement, dated July 25, 2017, by and between DeepGreen Metals Inc. and Anthony O’Sullivan		Form S-4/A (Exhibit 10.18)	8/5/2021	333-255118
10.22+	Employment Agreement, dated September 1, 2018, by and between DeepGreen Metals Inc. and Erika Ilves		Form S-4/A (Exhibit 10.19)	8/5/2021	333-255118
10.23.1+	TMC the metals company Inc. 2021 Incentive Equity Plan	X
10.23.2+	Form of Stock Option Agreement under TMC the metals company Inc. 2021 Incentive Equity Plan	X
10.23.3+	Form of Restricted Stock Unit Agreement under TMC the metals company Inc. 2021 Incentive Equity Plan	X
10.24+	DeepGreen Metals Inc. Stock Option Plan and form of Stock Option Agreement thereunder		Form S-4/A (Exhibit 10.20)	8/5/2021	333-255118
10.25+	Amendment to DeepGreen Metals Inc. Stock Option Plan		Form S-4/A (Exhibit 10.21)	8/5/2021	333-255118
16.1	Letter from Marcum LLP to the SEC, dated September 15, 2021	X
96.1	Technical Report Summary — Initial Assessment of the NORI Property, Clarion-Clipperton Zone, for Deep Green Metals Inc., effective as of March 17, 2021, by AMC Consultants Pty Ltd and other qualified persons.		Form S-4/A (Exhibit 96.1)	8/5/2021	333-255118
96.2	Technical Report Summary — Initial Assessment of the TOML Mineral Resource, Clarion-Clipperton Zone, Pacific Ocean, for Deep Green Metals Inc., effective as of March 26, 2021, by AMC Consultants Pty Ltd and other qualified persons.		Form S-4/A (Exhibit 96.2)	8/5/2021	333-255118
99.1	Unaudited pro forma condensed combined financial information of the Company as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020	X
99.2	Unaudited consolidated financial statements of DeepGreen Metals Inc. as of June 30, 2021 and for the six months ended June 30, 2021	X
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of DeepGreen Metals Inc. as of June 30, 2021 and for the six months ended June 30, 2021	X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Indicates a management contract or compensatory plan.
†	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit.
††	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

By:	/s/ Gerard Barron
Name:	Gerard Barron
Title:	Chief Executive Officer

Date: September 15, 2021

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